Fees Summary	May 20, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 287,638,000.00
Previously Paid Amount	0.00
Total Fee Amount	44,037.38
Total Offset Amount	0.00
Net Fee	$ 44,037.38
Final Prospectus	false